UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date  of  Report  (Date  of  earliest  event  reported):  February  24,  2003

                                  VALCOM, INC.
               (Exact name of Registrant as specified in charter)


DELAWARE                               000-28416                 58-1700840
(State or other jurisdiction     (Commission File Number)       (IRS Employer
of incorporation)                                               Identification
                                                                Number)

                           26030 AVENUE HALL, STUDIO 5
                              VALENCIA, CALIFORNIA
                    (Address of principal executive offices)


Registrant's  telephone  number,  including  area  code:   (661)  257-8000


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

FORWARD-LOOKING  STATEMENTS

     This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively, the "Filings") contain or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the Filings, the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward-looking statements. Such statements reflect Registrant's current view with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, operations and results of operations and any businesses that Registrant may acquire. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

     Although Registrant believes that the expectations reflected in the forward-looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM  3.       BANKRUPTCY  OR  RECEIVERSHIP

     On December 22, 1999, Valencia Entertainment International, LLC, a California limited liability company and the Registrant's subsidiary ("Valencia Entertainment"), entered into a loan transaction with First Fidelity Investment and Loan, the predecessor-in-interest of Hawthorne Savings, F.S.B., a federal savings bank ("Hawthorne Savings"), evidenced by a Commercial Promissory Note in the original principal amount of $6,000,000. The Commercial Promissory Note is secured by a Deed of Trust, Assignment of Rents, Security Agreement & Fixture Filing (the "Deed of Trust") with respect to real property with a street address of 26030 Avenue Hall and 28343 Avenue Crocker, Valencia, California, owned by Valencia Entertainment (the "Real Property"), with a 90-day right to cure the default. On December 30, 1999, Hawthorne Savings recorded the Deed of Trust with the Los Angeles County Recorder.

Valencia Entertainment was placed in default on February 19th for defaulting on its monthly payment under the Commercial Promissory Note. The Notice of Default states that the Registrant owes $212,675.43, plus default interest at three percent effective December 21, 2002 as of February 18, 2003.

     On February 26, 2003, Valencia Entertainment received a Notice of Default and Election to Sell Under Deed of Trust from Hawthorne Savings. On February 13, 2003, Hawthorne Savings filed the Notice of Default with the Los Angeles County Recorder.

     On February 27, 2003, Hawthorne Savings filed an Ex Parte Application for the Appointment of a Receiver and for Issuance of a Temporary Restraining Order Pending Order to Show Cause, or Alternative Relief in Case No. BC 291002 in the Superior Court of the State of California, County of Los Angeles, Central District. On February 27, 2003, Hawthorne Savings also filed a Verified Complaint for Specific Performance of Provisions of Deed of Trust and Absolute Assignment of Rents and Leases for the Appointment of Receiver; Injunctive Relief Pending Receiver Taking Possession and Control of Property; and Judicial Foreclosure of Deed of Trust. Valencia Entertainment has a 90-day right to cure the default. The Company plans to cure the default on or by May 19, 2003 through on going business and receivable collections. The Company may also sell a portion or all of its assets to cure their default, recognizing that the company's equity is substantially higher than its default.

     On February 27, 2003, a Judge of the Los Angeles Superior Court signed an Ex Parte Order Appointing Receiver and Order to Show Cause and Temporary Restraining Order - Rents, Issues, and Profits appointing Kenneth A. Krasne of Krasne & Company Res, Inc. as the receiver over the Real Property. As of the date of this Report, the receiver had received $62,182.48 in rental payments from Valencia Entertainment's tenants, which sum will be credited toward the amount that Valencia Entertainment owes Hawthorne Savings.

     The real property with a street address of 26030 Avenue Hall, Valencia, California (the "Valencia Property") was appraised at approximately $12,000,000 on May 3, 2002. On January 14, 2003, Valencia Entertainment entered into an Exclusive Sales Listing Agreement with a commercial real estate broker to sell the Valencia Property. The Exclusive Sales Listing Agreement lists the Valencia Property at $11,850,000. The Exclusive Sales Listing Agreement requires Valencia Entertainment to pay a commission to the broker of four percent of the gross sales price if the broker sells the Valencia Property. If Valencia Entertainment sells the Valencia Property, it will use the proceeds from the sale to bring current its loan obligations with Hawthorne Savings, F.S.B. and Laurus Master Fund, Ltd. (so long as the loan agreements and local law permit it to do so) and use any remaining funds to pay certain other debts of Valencia Entertainment. If any funds remain thereafter, such funds will be used to pay certain debts of the Registrant.

     However, there is no assurance that the Valencia Property will be sold or that it will be sold for $11,850,000 or on terms otherwise favorable to Valencia Entertainment.

ITEM  5.          OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE.

     On May 24, 2002, the Registrant and Valencia Entertainment, jointly and severally, issued to Laurus Master Fund, Ltd. ("Laurus") two Convertible Notes, each in the principal amount of $1,000,000. Each Convertible Note is secured by a separate Deed of Trust, Assignment of Leases and Rents, Fixtures, and Security Agreement (the "Laurus Deeds of Trust") with respect to the Real Property. On May 24, 2002, Laurus recorded both Laurus Deeds of Trust with the Los Angeles County Recorder.

On February 24, 2003, the Registrant received a Notice of Default and Election to Sell Under Deed of Trust from Laurus. The Notice of Default states that the Registrant owes $263,167.00 as of February 11, 2003, in which the Company has 90 days to cure this default. On February 19, 2003, Laurus recorded the Notice of Default with the Los Angeles County Recorder.

ITEM  7.          FINANCIAL  STATEMENTS  AND  EXHIBITS

                 (A)     FINANCIAL  STATEMENTS  OF  BUSINESSES  ACQUIRED

                         Not  applicable.

                 (B)     PRO  FORMA  FINANCIAL  INFORMATION

                         Not  applicable.

                 (C)     EXHIBITS

                         Not  applicable.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March  12,  2003                         VALCOM,  INC.


                                               By:     /s/  Donald  P.  Magier
                                                  ----------------------------
                                                       Donald  P.  Magier
                                                       Treasurer  and  Secretary